Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:
Jeff Young	Tom Barth
Media Relations	Investor Relations
Akamai Technologies	Akamai Technologies
617-444-3913	617-274-7130
jyoung@akamai.com	tbarth@akamai.com

AKAMAI REPORTS FIRST QUARTER 2017 FINANCIAL RESULTS

•	Revenue of $609 million, up 7% year-over-year and up 8% when adjusted for foreign exchange*

•	Revenue excluding Internet Platform Customers(1) up 13% year-over-year and when adjusted for foreign exchange*

•	GAAP EPS of $0.46 per diluted share, up 10% year-over-year and up 11% when adjusted for foreign exchange*

•	Non-GAAP EPS of $0.69 per diluted share, up 5% year-over-year and when adjusted for foreign exchange*

CAMBRIDGE, Mass. – May 2, 2017 – Akamai Technologies, Inc. (NASDAQ: AKAM), the world's largest and most trusted cloud delivery platform, today reported financial results for the first quarter ended March 31, 2017.

“Q1 was a very solid quarter for Akamai on both the top and bottom lines,” said Dr. Tom Leighton, Chief Executive Officer. “We are especially pleased with the strong results of our performance and security solutions, which grew 17% year-over-year, or 18% in constant currency*, and now account for over 60% of our overall revenue. As we look forward, I remain excited about the opportunities that lie ahead, as Akamai is uniquely positioned to help our customers provide the highest quality and most secure digital experiences on the Internet.”

Akamai delivered the following financial results for the first quarter ended March 31, 2017:

Revenue: Revenue was $609 million, a 7% increase over first quarter 2016 revenue of $568 million and an 8% increase when adjusted for foreign exchange.*

Revenue by Solution Category(2):

•	Performance and Security Solutions revenue was $369 million, up 17% year-over-year and up 18% when adjusted for foreign exchange*

•	Cloud Security Solutions revenue, a component of Performance and Security, was $110 million, up 36% year-over-year and up 37% when adjusted for foreign exchange*

•	Media Delivery Solutions revenue was $187 million, down 9% year-over-year and when adjusted for foreign exchange*

•	Services and Support Solutions revenue was $53 million, up 15% year-over-year and when adjusted for foreign exchange*

Revenue by Geography:

•	U.S. revenue was $407 million, up 2% year-over-year

•	International revenue was $203 million, up 19% year-over-year and up 21% when adjusted for foreign exchange*

Customer Revenue by Division(3):

•	Web Division revenue was $305 million, up 14% year-over-year and up 15% when adjusted for foreign exchange*

•	Media Division revenue was $285 million, consistent year-over-year and up 1% when adjusted for foreign exchange*

•	Enterprise and Carrier Division revenue was $19 million, up 24% year-over-year and when adjusted for foreign exchange*

Revenue from Internet Platform Customers(1):

•	Revenue from Internet Platform Customers was $51 million, down 29% year-over-year and when adjusted for foreign exchange*

•	Revenue excluding Internet Platform Customers was $558 million, up 13% year-over-year and when adjusted for foreign exchange*

Income from operations: GAAP income from operations was $115 million, a 1% increase from first quarter 2016. GAAP operating margin for the first quarter was 19%, down 1 percentage point from the same period last year.

Non-GAAP income from operations* was $165 million, a 1% increase from first quarter 2016. Non-GAAP operating margin* for the first quarter was 27%, down 2 percentage points from the same period last year.

Net income: GAAP net income was $81 million, an 8% increase from first quarter 2016. Non-GAAP net income* was $120 million, a 2% increase from first quarter 2016.

EPS: GAAP EPS was $0.46 per diluted share, a 10% increase from first quarter 2016 and an 11% increase when adjusted for foreign exchange.* Non-GAAP EPS was $0.69 per diluted share, a 5% increase from first quarter 2016 and when adjusted for foreign exchange.*

Adjusted EBITDA*: Adjusted EBITDA was $241 million, a 3% increase from first quarter 2016. Adjusted EBITDA margin* was 39%, down 2 percentage points from first quarter of 2016.

Other first quarter 2017 results:

•	Cash from operations was $143 million, or 23% of revenue

•	Cash, cash equivalents and marketable securities as of March 31, 2017 was $1.6 billion

•	The Company spent $72 million to repurchase 1.1 million shares of its common stock at an average price of $65.78 per share

•	The Company had approximately 173 million shares of common stock outstanding as of March 31, 2017

*	See Use of Non-GAAP Financial Measures below for definitions

(1)	Internet Platform Customers – Six customers that are large Internet platform companies: Amazon, Apple, Facebook, Google, Microsoft and Netflix

(2)	Revenue by solution category – A product-focused reporting view that reflects revenue by solution purchased

(3)    Customer revenue by division – A customer-focused reporting view that reflects revenue from customers that are managed by the division. During the first quarter of 2017, the divisional categorization of certain customers was adjusted based on how those customer categorizations are currently being managed. The historical presentation of divisional revenue was revised in order to reflect the most recent categorization and to provide a comparable view for all periods presented.

Quarterly Conference Call
Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-844-578-9671 (or 1-508-637-5655 for international calls) and using passcode 7543905. A live webcast of the call may be accessed at www.akamai.com in the Investor section. In addition, a replay of the call will be available for two weeks following the conference by calling 1-855-859-2056 (or 1-404-537-3406 for international calls) and using passcode 7543905. The archived webcast of this event may be accessed through the Akamai website.

About Akamai
As the world’s largest and most trusted cloud delivery platform, Akamai makes it easier for its customers to provide the best and most secure digital experiences on any device, anytime, anywhere.  Akamai’s massively distributed platform is unparalleled in scale with over 200,000 servers across 130 countries, giving customers superior performance and threat protection. Akamai’s portfolio of web and mobile performance, cloud security, enterprise access, and video delivery solutions are supported by exceptional customer service and 24/7 monitoring.  To learn why the top financial institutions, e commerce leaders, media & entertainment providers, and government organizations trust Akamai please visit www.akamai.com, blogs.akamai.com, or @Akamai on Twitter.

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)	March 31, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$522,319	$324,169
Marketable securities	322,750	512,849
Accounts receivable, net	400,792	368,596
Prepaid expenses and other current assets	152,600	104,303
Total current assets	1,398,461	1,309,917
Property and equipment, net	824,724	801,017
Marketable securities	739,065	779,311
Goodwill	1,229,504	1,228,503
Acquired intangible assets, net	141,894	149,463
Deferred income tax assets	7,332	8,982
Other assets	109,015	95,953
Total assets	$4,449,995	$4,373,146
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$90,179	$76,120
Accrued expenses	218,028	238,777
Deferred revenue	63,434	52,972
Other current liabilities	10,235	6,719
Total current liabilities	381,876	374,588
Deferred revenue	4,505	3,758
Deferred income tax liabilities	39,902	11,652
Convertible senior notes	645,719	640,087
Other liabilities	119,447	118,691
Total liabilities	1,191,449	1,148,776
Total stockholders' equity	3,258,546	3,224,370
Total liabilities and stockholders' equity	$4,449,995	$4,373,146

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
(in thousands, except per share data)	March 31, 2017	December 31, 2016	March 31, 2016
Revenue	$609,237	$616,124	$567,725
Costs and operating expenses:
Cost of revenue(1) (2)	205,703	203,475	194,736
Research and development(1)	52,162	46,755	40,842
Sales and marketing(1)	113,566	118,907	102,211
General and administrative(1) (2)	115,009	116,775	102,283
Amortization of acquired intangible assets	7,569	6,617	6,716
Restructuring charges	—	65	6,818
Total costs and operating expenses	494,009	492,594	453,606
Income from operations	115,228	123,530	114,119
Interest income	4,624	4,180	3,320
Interest expense	(4,597)	(4,680)	(4,653)
Other (expense) income, net	(684)	2,784	(189)
Income before provision for income taxes	114,571	125,814	112,597
Provision for income taxes	33,641	34,175	37,739
Net income	$80,930	$91,639	$74,858

Net income per share:
Basic	$0.47	$0.53	$0.42
Diluted	$0.46	$0.52	$0.42

Shares used in per share calculations:
Basic	173,158	173,337	176,403
Diluted	175,171	175,284	177,539

(1) Includes stock-based compensation (see supplemental table for figures)
(2) Includes depreciation and amortization (see supplemental table for figures)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended
(in thousands)	March 31, 2017	December 31, 2016	March 31, 2016
Cash flows from operating activities(1):
Net income	$80,930	$91,639	$74,858
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	86,533	84,008	80,669
Stock-based compensation	38,986	39,202	31,741
Provision for deferred income taxes	31,972	21,169	1,072
Amortization of debt discount and issuance costs	4,597	4,680	4,653
Other non-cash reconciling items, net	(129)	2,461	2,752
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(30,146)	(19,375)	15,906
Prepaid expenses and other current assets	(47,065)	19,867	(3,481)
Accounts payable and accrued expenses	(23,940)	(36,401)	(32,377)
Deferred revenue	10,876	(8,098)	10,653
Other current liabilities	3,516	814	6,876
Other non-current assets and liabilities	(13,512)	(15,744)	(1,949)
Net cash provided by operating activities	142,618	184,222	191,373
Cash flows from investing activities:
Cash paid for acquired businesses, net of cash acquired	(10)	(92,503)	—
Purchases of property and equipment and capitalization of internal-use software development costs	(91,181)	(75,938)	(82,340)
Purchases of short- and long-term marketable securities	(92,306)	(166,253)	(95,843)
Proceeds from sales and maturities of short- and long-term marketable securities	324,138	166,044	125,109
Other non-current assets and liabilities	(1,230)	3,927	(2,354)
Net cash used in investing activities	139,411	(164,723)	(55,428)
Cash flows from financing activities:
Proceeds from the issuance of common stock under stock plans	17,530	17,221	18,350
Employee taxes paid related to net share settlement of stock-based awards	(33,921)	(6,985)	(26,496)
Repurchases of common stock	(72,467)	(78,927)	(108,725)
Net cash used in financing activities	(88,858)	(68,691)	(116,871)
Effects of exchange rate changes on cash and cash equivalents	4,979	(8,442)	4,365
Net increase (decrease) in cash and cash equivalents	198,150	(57,634)	23,439
Cash and cash equivalents at beginning of period	324,169	381,803	289,473
Cash and cash equivalents at end of period	$522,319	$324,169	$312,912

(1) On January 1, 2017, the Company adopted Accounting Standards Update No. 2016-09, Improvements to Employee Share-Based Payment Accounting. Under this standard, excess tax benefits are no longer classified as a reduction of cash flows from operating activities. The Company retrospectively adopted this standard and revised cash flows from operating activities by $2.4 million and $1.1 million for the three months ended December 31, 2016 and March 31, 2016, respectively. The increase caused a corresponding decrease to cash flows from financing activities.

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA BY SOLUTION CATEGORY

	Three Months Ended
(in thousands)	March 31, 2017	December 31, 2016	March 31, 2016
Revenue by solution category(1):
Performance and Security Solutions	$369,148	$367,407	$315,863
Media Delivery Solutions	187,396	196,088	205,939
Services and Support Solutions	52,693	52,629	45,923
Total revenue	$609,237	$616,124	$567,725
Cloud Security Solutions revenue	$109,758	$102,072	$80,660

Revenue growth rates year-over-year:
Performance and Security Solutions	17%	17%	16%
Media Delivery Solutions	(9)	(10)	(4)
Services and Support Solutions	15	14	16
Total revenue	7%	6%	8%
Cloud Security Solutions revenue growth rates	36%	41%	46%

Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Performance and Security Solutions	18%	17%	17%
Media Delivery Solutions	(9)	(10)	(4)
Services and Support Solutions	15	14	16
Total revenue	8%	7%	9%
Cloud Security Solutions revenue growth rates	37%	41%	47%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA BY GEOGRAPHY

	Three Months Ended
(in thousands)	March 31, 2017	December 31, 2016	March 31, 2016
Revenue by geography:
U.S.	$406,565	$423,588	$397,283
International	202,672	192,536	170,442
Total revenue	$609,237	$616,124	$567,725

Revenue growth rates year-over-year:
U.S.	2%	2%	2%
International	19	18	24
Total revenue	7%	6%	8%

Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
U.S.	2%	2%	2%
International	21	19	27
Total revenue	8%	7%	9%

(1) See customer revenue by solution category definition in press release
(2) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA BY DIVISION

	Three Months Ended
(in thousands)	March 31, 2017	December 31, 2016	March 31, 2016
Customer revenue by division(1):
Web Division	$304,686	$304,196	$266,667
Media Division	285,401	292,394	285,614
Enterprise and Carrier Division	19,150	19,534	15,444
Total revenue	$609,237	$616,124	$567,725

Revenue growth rates year-over-year:
Web Division	14%	13%	16%
Media Division	—	(1)	—
Enterprise and Carrier Division	24	26	31
Total revenue	7%	6%	8%

Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Web Division	15%	13%	17%
Media Division	1	—	1
Enterprise and Carrier Division	24	27	32
Total revenue	8%	7%	9%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA FOR INTERNET PLATFORM CUSTOMERS

	Three Months Ended
(in thousands)	March 31, 2017	December 31, 2016	March 31, 2016
Revenue from Internet Platform Customers(3)	$51,367	$58,378	$72,505
Revenue excluding Internet Platform Customers	557,870	557,746	495,220
Total revenue	$609,237	$616,124	$567,725

Revenue growth rates year-over-year:
Revenue from Internet Platform Customers	(29)%	(36)%	(24)%
Revenue excluding Internet Platform Customers	13	14	15
Total revenue	7%	6%	8%

Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Revenue from Internet Platform Customers	(29)%	(36)%	(24)%
Revenue excluding Internet Platform Customers	13	15	16
Total revenue	8%	7%	9%

(1) See customer revenue by division definition in press release
(2) See Use of Non-GAAP Financial Measures below for a definition
(3) See Internet Platform Customers definition in press release

AKAMAI TECHNOLOGIES, INC.
OTHER SUPPLEMENTAL FINANCIAL DATA

	Three Months Ended
(in thousands, except end of period statistics)	March 31, 2017	December 31, 2016	March 31, 2016
Stock-based compensation:
Cost of revenue	$4,685	$5,063	$3,970
Research and development	9,029	8,822	6,438
Sales and marketing	15,157	15,067	12,352
General and administrative	10,115	10,250	8,981
Total stock-based compensation	$38,986	$39,202	$31,741

Depreciation and amortization:
Network-related depreciation	$56,844	$56,205	$55,174
Other depreciation and amortization	18,209	17,409	15,171
Depreciation of property and equipment	75,053	73,614	70,345
Capitalized stock-based compensation amortization	3,471	3,323	3,257
Capitalized interest expense amortization	440	454	351
Amortization of acquired intangible assets	7,569	6,617	6,716
Total depreciation and amortization	$86,533	$84,008	$80,669

Capital expenditures, excluding stock-based compensation and interest expense(1)(2):
Purchases of property and equipment	$56,500	$44,646	$50,067
Capitalized internal-use software development costs	37,085	33,114	35,172
Total capital expenditures, excluding stock-based compensation and interest expense	$93,585	$77,760	$85,239

End of period statistics:
Number of employees	6,672	6,490	6,119

(1) Capital expenditures presented in this table are reported on an accrual basis, which differs from the cash-basis presentation in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end.
(2) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP INCOME FROM OPERATIONS, NET INCOME AND NET INCOME PER DILUTED SHARE

	Three Months Ended
(in thousands, except per share data)	March 31, 2017	December 31, 2016	March 31, 2016
Income from operations	$115,228	$123,530	$114,119
GAAP operating margin	19%	20%	20%
Amortization of acquired intangible assets	7,569	6,617	6,716
Stock-based compensation	38,986	39,202	31,741
Amortization of capitalized stock-based compensation and capitalized interest expense	3,911	3,777	3,608
Restructuring charges	—	65	6,818
Acquisition-related (benefits) costs	(208)	541	(79)
Legal matter costs	—	—	789
Operating adjustments	50,258	50,202	49,593
Non-GAAP income from operations	$165,486	$173,732	$163,712
Non-GAAP operating margin	27%	28%	29%

Net income	$80,930	$91,639	$74,858
Operating adjustments (from above)	50,258	50,202	49,593
Amortization of debt discount and issuance costs	4,597	4,680	4,653
Gain on investments	—	(4,807)	—
Income tax-effect of above non-GAAP adjustments and certain discrete tax items	(15,467)	(15,567)	(11,323)
Non-GAAP net income	$120,318	$126,147	$117,781

GAAP net income per diluted share	$0.46	$0.52	$0.42
Amortization of acquired intangible assets	0.05	0.05	0.03
Stock-based compensation	0.22	0.22	0.18
Amortization of capitalized stock-based compensation and capitalized interest expense	0.02	0.02	0.02
Restructuring charges	—	—	0.04
Acquisition-related (benefits) costs	—	—	—
Legal matter costs	—	—	—
Amortization of debt discount and issuance costs	0.03	0.03	0.03
Gain on investments	—	(0.03)	—
Income tax effect of above non-GAAP adjustments and certain discrete tax items	(0.09)	(0.09)	(0.06)
Non-GAAP net income per diluted share	$0.69	$0.72	$0.66

Shares used in diluted per share calculations	175,171	175,284	177,539

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA

	Three Months Ended
(in thousands, except per share data)	March 31, 2017	December 31, 2016	March 31, 2016
Net income	$80,930	$91,639	$74,858
Interest income	(4,624)	(4,180)	(3,320)
Provision for income taxes	33,641	34,175	37,739
Depreciation and amortization	75,053	73,614	70,345
Amortization of capitalized stock-based compensation and capitalized interest expense	3,911	3,777	3,608
Amortization of acquired intangible assets	7,569	6,617	6,716
Stock-based compensation	38,986	39,202	31,741
Restructuring charges	—	65	6,818
Acquisition-related (benefits) costs	(208)	541	(79)
Legal matter costs	—	—	789
Amortization of debt discount and issuance costs	4,597	4,680	4,653
Gain on investments	—	(4,807)	—
Other expense, net	684	2,023	189
Adjusted EBITDA	$240,539	$247,346	$234,057
Adjusted EBITDA margin	39%	40%	41%

Use of Non-GAAP Financial Measures
In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai provides additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes, to measure executive compensation and to evaluate Akamai's financial performance. These non-GAAP financial measures are non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, Adjusted EBITDA, Adjusted EBITDA margin, capital expenditures and impact of foreign currency exchange rates, as discussed below.

Management believes that these non-GAAP financial measures reflect Akamai's ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparing financial results across accounting periods and to those of peer companies. Management also believes that these non-GAAP financial measures enable investors to evaluate Akamai's operating results and future prospects in the same manner as management. These non-GAAP financial measures may exclude expenses and gains that may be unusual in nature, infrequent or not reflective of Akamai's ongoing operating results.

The non-GAAP financial measures do not replace the presentation of Akamai's GAAP financial results and should only be used as a supplement to, not as a substitute for, Akamai's financial results presented in accordance with GAAP. Akamai has provided a reconciliation of each non-GAAP financial measure used in its financial reporting and investor presentations to the most directly comparable GAAP financial measure. This reconciliation captioned “Reconciliation of GAAP to Non-GAAP Financial Measures” can be found on the Investor Relations section of Akamai's website.

The non-GAAP adjustments, and Akamai's basis for excluding them from non-GAAP financial measures, are outlined below:

•
Amortization of acquired intangible assets – Akamai has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions Akamai has made. The amount of an acquisition's purchase price allocated to intangible assets and term of its related amortization can vary significantly and are unique to each acquisition; therefore, Akamai excludes amortization of acquired intangible assets from its non-GAAP financial measures to provide investors with a consistent basis for comparing pre- and post-acquisition operating results.

•
Stock-based compensation and amortization of capitalized stock-based compensation – Although stock-based compensation is an important aspect of the compensation paid to Akamai's employees, the grant date fair value varies based on the stock price at the time of grant, varying valuation methodologies, subjective assumptions and the variety of award types. This makes the comparison of Akamai's current financial results to previous and future periods difficult to interpret; therefore, Akamai believes it is useful to exclude stock-based compensation and amortization of capitalized stock-based compensation from its non-GAAP financial measures in order to highlight the performance of Akamai's core business and to be consistent with the way many investors evaluate its performance and compare its operating results to peer companies.

•
Acquisition-related costs – Acquisition-related costs include transaction fees, advisory fees, due diligence costs and other direct costs associated with strategic activities. In addition, subsequent adjustments to Akamai's initial estimated amounts of contingent consideration and indemnification associated with specific acquisitions are included within acquisition-related costs. These amounts are impacted by the timing and size of the acquisitions. Akamai excludes acquisition-related costs from its non-GAAP financial measures to provide a useful comparison of Akamai's operating results to prior periods and to its peer companies because such amounts vary significantly based on the magnitude of the acquisition transactions.

•
Restructuring charges – Akamai has incurred restructuring charges that are included in its GAAP financial statements, primarily related to workforce reductions and estimated costs of exiting facility lease commitments. Akamai excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items vary significantly based on the magnitude of the restructuring action and do not reflect expected future operating expenses. In addition, these charges do not necessarily provide meaningful insight into the fundamentals of current or past operations of its business.

•
Amortization of debt discount and issuance costs and amortization of capitalized interest expense – In February 2014, Akamai issued $690 million of convertible senior notes due 2019 with a coupon interest rate of 0%. The imputed interest rate of the convertible senior notes was approximately 3.2%. This is a result of the debt discount recorded for the conversion feature that is required to be separately accounted for as equity under GAAP, thereby reducing the carrying value of the convertible debt instrument. The debt discount is amortized as interest expense together with the issuance costs of the debt. All of Akamai's interest expense is comprised of these non-cash components and is excluded from management's assessment of the company's operating performance because management believes the non-cash expense is not representative of ongoing operating performance.

•
Gains and losses on investments – Akamai has recorded gains and losses from the disposition and impairment of certain investments. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them occur infrequently and are not representative of Akamai's core business operations and ongoing operating performance.

•
Legal matter costs – Akamai has incurred losses from the settlement of legal matters and costs with respect to its internal U.S. Foreign Corrupt Practices Act ("FCPA") investigation in addition to the disgorgement Akamai was required to pay to resolve it. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of Akamai's core business operations.

•
Income tax effect of non-GAAP adjustments and certain discrete tax items – The non-GAAP adjustments described above are reported on a pre-tax basis. The income tax effect of non-GAAP adjustments is the difference between GAAP and non-GAAP income tax expense. Non-GAAP income tax expense is computed on non-GAAP pre-tax income (GAAP pre-tax income adjusted for non-GAAP adjustments) and excludes certain discrete tax items (such as recording or releasing of valuation allowances), if any. Akamai believes that applying the non GAAP adjustments and their related income tax effect allows Akamai to highlight income attributable to its core operations.

Akamai's definitions of its non-GAAP financial measures are outlined below:

Non-GAAP income from operations – GAAP income from operations adjusted for the following items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; amortization of capitalized interest expense; acquisition-related costs; restructuring charges; benefit from adoption of software development activities; gains and other activity related to divestiture of a business; gains and losses on legal settlements; costs incurred with respect to Akamai's internal FCPA investigation; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP operating margin – Non-GAAP income from operations stated as a percentage of revenue.

Non-GAAP net income – GAAP net income adjusted for the following tax-affected items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; benefit from adoption of software development activities; gains and other activity related to divestiture of a business; gains and losses on legal settlements; costs incurred with respect to Akamai's internal FCPA investigation; loss on early extinguishment of debt; amortization of debt discount and issuance costs; amortization of capitalized interest expense; certain gains and losses on investments; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP net income per share – Non-GAAP net income divided by basic weighted average or diluted common shares outstanding. Basic weighted average shares outstanding are those used in GAAP net income per share calculations. Diluted weighted average shares outstanding are adjusted in non-GAAP per share calculations for the shares that would be delivered to Akamai pursuant to the note hedge transaction entered into in connection with the issuance of $690 million of convertible senior notes due 2019. Under GAAP, shares delivered under hedge transactions are not considered offsetting shares in the fully-diluted share calculation until they are delivered. However, the company would receive a benefit from the note hedge transaction and would not allow the dilution to occur, so management believes that adjusting for this benefit provides a meaningful view of operating performance. Unless and until Akamai's weighted average stock price is greater than $89.56, the initial conversion price, there will be no difference between GAAP and non-GAAP diluted weighted average common shares outstanding.

Adjusted EBITDA – GAAP net income excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; benefit from adoption of software development activities; gains and other activity related to divestiture of a business; gains and losses on legal settlements; costs incurred with respect to Akamai's internal FCPA investigation; foreign exchange gains and losses; loss on early extinguishment of debt; amortization of debt discount and issuance costs; amortization of capitalized interest expense; certain gains and losses on investments; and other non-recurring or unusual items that may arise from time to time.

Adjusted EBITDA margin – Adjusted EBITDA stated as a percentage of revenue.

Capital expenditures, or capex, excluding stock-based compensation and interest expense – Purchases of property and equipment and capitalization of internal-use software development costs presented on an accrual basis, which differs from the cash-basis presentation included in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end.

Impact of Foreign Currency Exchange Rates – Revenue and earnings from international operations have historically been an important contributor to Akamai's financial results. Consequently, Akamai's financial results have been impacted, and management expects they will continue to be impacted, by fluctuations in foreign currency exchange rates. For example, when the local currencies of our foreign subsidiaries weaken, our consolidated results stated in U.S. dollars are negatively impacted.

Because exchange rates are a meaningful factor in understanding period-to-period comparisons, management believes the presentation of the impact of foreign currency exchange rates on revenue and earnings enhances the understanding of our financial results and evaluation of performance in comparison to prior periods. The dollar impact of changes in foreign currency exchange rates presented is calculated by translating current period results using monthly average foreign currency exchange rates from the comparative period and comparing them to the reported amount. The percentage change at constant currency presented is calculated by comparing the prior period amounts as reported and the current period amounts translated using the same monthly average foreign currency exchange rates from the comparative period.

Akamai Statement Under the Private Securities Litigation Reform Act
This release and/or our quarterly earnings conference call scheduled for later today contain information about future expectations, plans and prospects of Akamai's management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements about plans for investment and portfolio expansion. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, failure of our investments in innovation to generate solutions that are accepted in the market; inability to increase our revenue at the same rate as in the past and keep our expenses from increasing at a greater rate than our revenues; delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities or failure of such solutions to operate as expected, and other factors that are discussed in the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release and on such call represent Akamai's expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai's expectations or beliefs as of any date subsequent to the date of this press release.